Exhibit 99.4

AMENDMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Securities Purchase Agreement, dated as of June 2, 2016, by and among Ocean Power Technologies, Inc., a Delaware corporation, the investor signatory hereto (the “Investor”) and the other investors signatory thereto (the “Existing Securities Purchase Agreement”) is entered into as of June 7, 2016 and, following the Amendment Time, shall be effective as of June 2, 2016, by and between the Company and the Investor. Capitalized terms not defined herein shall have the meaning as set forth in the Existing Securities Purchase Agreement as amended hereby.

WHEREAS, pursuant to the Existing Securities Purchase Agreement and the Prospectus, the Company desires to sell, and the Investor desires to purchase, the Shares and the Warrants.

WHEREAS, the parties acknowledge and agree that (x) the exercise price included in the form of Warrant and the Existing Securities Purchase Agreement is currently $6.04, the closing price of the Common Stock on June 1, 2016 (the “Original Exercise Price”), (y) in accordance with the rules and regulations of the Nasdaq Capital Market, the exercise price of the Warrants is required to be at least $6.08, the closing bid price of the Common Stock on June 1, 2016 (the “Corrected Exercise Price”) and (z) the parties desire to amend the form of Warrant and Securities Purchase Agreement to replace the Original Exercise Price with the Corrected Exercise Price.

WHEREAS, concurrently herewith, each other Purchaser has received amendments in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments; Additional Prospectus Supplement. Following the time the Investor shall have executed and delivered to the Company this Amendment and each of the other Purchasers shall have executed and delivered to the Company the Other Amendments (the “Amendment Time”), and thereafter, effective as of June 2, 2016, (x) the form of Warrant and the Existing Securities Purchase Agreement shall each be amended to replace the Original Exercise Price with the Corrected Exercise Price and (y) the definition of Prospectus Supplement in the Existing Securities Purchase Agreement is shall hereby be amended to include that certain prospectus supplement of the Company, dated and filed with the Commission as of June 6, 2016 (the “Additional Prospectus Supplement”). The Investor acknowledges receipt of the Additional Prospectus Supplement.

2.     Acknowledgement; Reaffirmation of Obligations; Consent. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Existing Securities Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

3.     Fees and Expenses. Each party to this Amendment shall bear its own expenses in connection with the transactions contemplated hereby.

4.     No Material Non-Public Information. The Company hereby represents to the Investor that nothing herein constitutes material non-public information and the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents as a result of this Amendment.

5.     Miscellaneous Provisions. Sections 5.4 to 5.21 of the Existing Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Ocean Power Technologies, Inc.
By:__________________________________________ Name: Title:

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SIGNATURE PAGE FOR INVESTOR FOLLOWS]

[INVESTOR SIGNATURE PAGES TO OPTT AMENDMENT NO. 1]

IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: ________________________________________________________

Signature of Authorized Signatory of Investor: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________